Equity Capital and Earnings Per Share - Summary of Reconciliation of Denominator (Numbers of Shares) in Calculation of Basic and Diluted Earnings Per Share (Detail) - shares shares in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Earnings per share [abstract]
Weighted average number of common shares (in millions)	1,910	1,942
Dilutive stock-based awards(in millions)	3	4
Weighted average number of diluted common shares (in millions)	1,913	1,946